UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 10, 2011

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Public Offering of additional 800,000 6.875% Series J Cumulative Redeemable Preferred Shares by Vornado Realty Trust

On May 10, 2011, Vornado Realty Trust (the “Company”) issued and sold 800,000 of its 6.875% Series J Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share (“Series J Preferred Shares”), at $25.00 per share plus accrued dividends from the date of initial issuance for the Series J Preferred Shares (April 20, 2011), in an underwritten public offering (the “Offering”) pursuant to an effective registration statement. The Series J Preferred Shares issued on May 10, 2011 forms a single series with 7,000,000 Series J Preferred Shares issued on April 20, 2011 and 1,050,000 Series J Preferred Shares issued on April 21, 2011. In connection with the sale, the Company caused Articles Supplementary classifying 800,000 of the Company’s authorized preferred shares of beneficial interest as additional Series J Preferred Shares (the “Articles Supplementary”) to be executed under seal in its name and filed with the Maryland State Department of Assessments and Taxation on May 9, 2011. A copy of the Articles Supplementary is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.  Other Events.

In connection with the Offering, the Company and Vornado Realty L.P., a subsidiary of the Company, entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated. A copy of that underwriting agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The opinion of Venable LLP with respect to the validity of the 800,000 Series J Preferred Shares issued and sold on May 10, 2011 is attached hereto as Exhibit 5.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

1.1           Underwriting Agreement, dated May 5, 2011, among Vornado Realty Trust, Vornado Realty L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

3.1           Articles Supplementary Classifying and Designating 800,000 Preferred Shares of Beneficial Interest as 6.875% Series J Cumulative Redeemable Preferred Shares (liquidation preference $25.00 per share).

5.1           Opinion of Venable LLP as to validity of the 800,000 Series J Preferred Shares issued and sold on May 10, 2011.

23.1         Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ JOSEPH MACNOW
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: May 10, 2011

Exhibit Index

1.1	Underwriting Agreement, dated May 5, 2011, among Vornado Realty Trust, Vornado Realty L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

3.1	Articles Supplementary Classifying and Designating 800,000 Preferred Shares of Beneficial Interest as 6.875% Series J Cumulative Redeemable Preferred Shares (liquidation preference $25.00 per share).

5.1	Opinion of Venable LLP as to validity of the 800,000 Series J Preferred Shares issued and sold on May 10, 2011.

23.1	Consent of Venable LLP (included in Exhibit 5.1).